The Acquirers Fund
Schedule of Investments
January 31, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.7%
	Basic Materials — 13.8%
17,720	CF Industries Holdings, Inc.	$1,338,037
28,752	Commercial Metals Company	1,501,430
7,986	Nucor Corporation	1,492,823
11,467	Steel Dynamics, Inc.	1,383,952
		5,716,242
	Consumer, Cyclical — 15.5%
30,729	Buckle, Inc.	1,142,812
3,513	Dillard's, Inc. - Class A	1,360,479
8,902	DR Horton, Inc.	1,272,185
7,644	Meritage Homes Corporation	1,265,923
12,992	PulteGroup, Inc.	1,358,443
		6,399,842
	Consumer, Non-cyclical — 9.7%
24,698	Cal-Maine Foods, Inc.	1,368,763
59,093	Inmode, Ltd. (a)	1,399,913
15,726	Robert Half, Inc.	1,250,846
		4,019,522
	Energy — 24.1%
62,290	Antero Resources Corporation (a)	1,391,559
8,720	Arch Resources, Inc.	1,543,091
83,560	Black Stone Minerals LP	1,370,384
67,398	CNX Resources Corporation (a)	1,361,440
24,559	HF Sinclair Corporation	1,387,338
36,450	SM Energy Company	1,351,566
24,402	Warrior Met Coal, Inc.	1,565,876
		9,971,254
	Financial — 19.5%
25,507	Axos Financial, Inc. (a)	1,413,853
9,413	M&T Bank Corporation	1,299,935
70,993	MGIC Investment Corporation	1,408,501
21,690	SEI Investments Company	1,371,676
74,299	SLM Corporation	1,477,064
65,735	Virtu Financial, Inc. - Class A	1,103,691
		8,074,720
	Industrial — 17.1%
8,726	Atkore, Inc. (a)	1,330,977
11,436	Boise Cascade Company	1,549,120
6,486	Encore Wire Corporation	1,462,593
30,614	Mueller Industries, Inc.	1,469,472
10,971	UFP Industries, Inc.	1,244,660
		7,056,822
	TOTAL COMMON STOCKS (Cost $40,089,259)	41,238,402

	SHORT-TERM INVESTMENTS — 0.0% (b)
5,000	First American Government Obligations Fund - Class X, 5.25% (c)	5,000
5,000	First American Treasury Obligations Fund - Class X, 5.25% (c)	5,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $10,000)	10,000

	TOTAL INVESTMENTS (Cost $40,099,259) — 99.7%	41,248,402
	Other Assets in Excess of Liabilities — 0.3%	109,916
	NET ASSETS — 100.0%	$41,358,318

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) Represents less than 0.05% of net assets.
(c) Rate shown is the annualized seven-day yield as of January 31, 2024.

Summary of Fair Value Disclosure at January 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2024:

The Acquirers Fund
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$41,238,402	$–	$–	$41,238,402
Short-Term Investments	10,000	–	–	10,000
Total Investments in Securities	$41,248,402	$–	$–	$41,248,402

(a) See Schedule of Investments for further disaggregation of investment categories. For the period ended January 31, 2024, the Fund did not recognize and transfers to or from Level 3.